ASSIGNMENT, PLEDGE
                             AND SECURITY AGREEMENT


         THIS ASSIGNMENT, PLEDGE AND SECURITY AGREEMENT (this
"Agreement"), dated June 27, 1996, is made by COM TECH INTERNATIONAL CORPORATION ("Borrower") in favor of SAGE RESOURCES, INC. ("Lender").

                               W I T N E S S E T H

         WHEREAS, pursuant to a Secured Promissory Note dated June 27, 1996 (as amended, supplemented or otherwise modified from time to time, the "Note") executed by Borrower contemporaneously herewith, Lender has made a loan to Borrower upon the terms and conditions set forth therein;

         WHEREAS, Lender has agreed to make a loan to Borrower in the face amount of the Note upon execution of the Note and upon the execution and delivery to Lender of this Agreement;

         WHEREAS, it is in the best interests of Borrower that Lender make th loan and accept the Note;

         NOW, THEREFORE, in consideration of the premises and to induce Lender to make the loan to Borrower in exchange for the Note, Borrower hereby agrees with Lender as follows:

         1.       DEFINED TERMS.    Unless otherwise defined herein, terms which
are defined in the Note and used herein are so used as so defined; and as used herein the following terms shall have the following meanings:

                  "Agreement" shall mean this Assignment, Pledge and Security Agreement, as amended, supplemented or otherwise modified from time to time;

                  "Code" shall mean the Uniform Commercial Code as from time to time in effect in the State of California;

                  "Collateral" shall mean all of Borrower's right, title and interest in the Datamax Joint Venture, as described in the Telecommunications Service Agreement dated March 20, 1996, including but not limited to (a) shares or other interests in the Joint Venture already issued to COM TECH, (b) COM TECH's rights to participate as a shareholder based on contributions of cash and or services or both, and
         (c) all rights granted to COM TECH to carry and terminate traffic from the Datamax joint venture or its affiliates and subsidiaries;

                  "Obligations" shall mean all obligations and liabilities of Borrower to Lender under the Note and this Agreement, whether on account of principal, interest,

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         reimbursement   obligations,   fees,   indemnities,   costs,   expenses
         (including, without limitation, all reasonable fees and disbursements of counsel to Lender) or otherwise.


         2. ASSIGNMENT, PLEDGE AND GRANT OF SECURITY INTEREST. As collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations, Borrower hereby grants to Lender a security interest in all of the Collateral and hereby assigns and pledges to Lender all of Borrower's right, title and interest in and to the Collateral. The foregoing assignment shall be for security purposes only and is made for the purpose of allowing Lender to exercise all of the rights of Borrower with respect to the Collateral to more fully maximize and perfect the interests of Lender in the Collateral. Until the Obligations are paid in full, this assignment and pledge shall operate to transfer to Lender the right to possession and use of the Collateral and all other rights of Borrower with respect to the Collateral. All amounts received by Lender under the Collateral will be applied to payment of the Obligations in the following order: First, to the payment of all costs, fees, indebtedness or expenses (including attorneys' fees); Second, to interest; and Third, to repayment of principal. Upon the fulfillment of all Obligations hereunder, Lender will promptly reassign the Collateral to Borrower, and have no further rights therein or with respect thereto.

         3.       COVENANTS.     Borrower covenants and agrees with Lender that,
from and after the date of this Agreement until the Obligations are paid in full:

                  (a) Further Documentation; Pledge of Instruments and Chattel Paper. At any time and from time to time, upon the written request of Lender, and at the sole expense of Borrower, Borrower will promptly and duly execute and deliver such further instruments and documents and take such further action as Lender may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted;

                  (b) Indemnification. To the fullest extent permitted by law, Borrower agrees to protect, indemnify, defend and save harmless Lender, its directors, officers, agents and employees for, from and against any and all liability, expense or damage of any kind or nature and for, from and against any suits, claims or demands, including reasonable legal fees and expenses on account of any matter or thing or action or failure to act by Lender, whether in suit or note, arising out of this Agreement or in connection herewith. Upon receiving knowledge of any suit, claim or demand asserted by a third party that Lender believes is covered by this indemnity, Lender shall give Borrower notice of the matter and an opportunity to defend it, at Borrower's sole cost and expense, with legal counsel satisfactory to Lender. Lender may also require Borrower to so defend the matter. The obligations on the part of Borrower under this paragraph shall survive the closing of the Loan and the repayment thereof;

                  (c)   Payment of Obligations.  Borrower will pay promptly when
         due all taxes,     assessments and  governmental charges or levies with
         respect to the Collateral, as well as

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         all  claims of any kind  against  or with  respect  to the  Collateral, except that no such charge need be paid if (i) the amount or validity thereof is being contested in good faith by appropriate proceedings, and (ii) such proceedings do not involve any material danger of the sale, forfeiture or loss of the Collateral or any interest therein;

                  (d) Limitation on liens on Collateral. Other than (i) the lien created hereby, (ii) other liens in favor of Lender and (iii) liens permitted under the Note, Borrower will not create, incur or permit to exist, will defend the Collateral against, and will take such other action as is necessary to remove, any lien or claim on or to the Collateral, and will defend the right, title and interest of Lender in and to any of the Collateral against the claims and demands of all persons whomsoever;

                  (e) Limitations on Dispositions of Collateral. Borrower wil not sell, assign, transfer, or otherwise dispose of the Collateral;

                  (f) Notices. Borrower will advise Lender promptly, in reasonable detail, at its address or transmission number set forth under its signature below, (i) of any lien on, or claim asserted against, any of the Collateral, and (ii) of the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or on the lien created hereunder;

                  (g) Preservation of Contracts. Borrower shall take all actions and do all things as are required under the terms of the agreements which are part of the Collateral, to observe, protect and preserve the rights granted thereby to Borrower. Borrower shall take no actions which shall result in or have the effect of, in any material way, releasing, derogating or otherwise adversely impacting any contract rights arising under the Collateral;

                  (h) Notice of Assignment. Borrower hereby agrees to direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to Lender or as Lender shall direct.

         4.       LENDER'S APPOINTMENT AS ATTORNEY-IN-FACT.

                  (a) Powers. Upon an Event of Default hereunder or under the Note, Borrower hereby irrevocably constitutes and appoints Lender and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Borrower and in the name of Borrower or in its own name, from time to time in Lender's discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement. Borrower hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable until all of the Obligations shall be paid in full and this Agreement shall be terminated;

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                  (b) No Duty on Lender's Part.  The powers  conferred on Lender hereunder are solely to protect Lender's interests in the Collateral and shall not impose any duty upon it to exercise any such powers. Lender shall be accountable only for amounts that it actually receives as a result of the reasonable and legal exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to Borrower for any act or failure to act hereunder, except to the extent of its own negligence or willful misconduct.

         5.       PERFORMANCE BY LENDER OF BORROWER'S OBLIGATIONS.  If
Borrower fails to perform or comply with any of its agreements contained herein and Lender, as provided for by the terms of this Agreement, shall itself perform or comply, or otherwise cause performance or compliance, with such agreement, the expenses of Lender incurred in connection with such performance or compliance, together with interest thereon at a rate per annum equal to 18% shall be payable by Borrower to Lender on demand and shall constitute Obligations secured hereby.

         6.DEFAULT. The occurrence of any of the following events (an "Event of Default") shall constitute a default hereunder:

                  (a) Failure by Borrower to pay any monetary amount when due under any Loan Document;

                  (b) Failure by Borrower to perform any obligation not involving the payment of money, or to comply with any other term or condition applicable to Borrower, under any Loan Document and the expiration of ten (10) days after written notice of such failure by Lender to Borrower;

                  (c) Failure by Borrower to perform any obligation, or to comply with any other term or condition applicable to Borrower, under any agreement entered into between the Shareholders of Borrower and Lender;

                  (d)     Any representation or warranty by Borrower in any Loan
         Document is   materially false, incorrect, or misleading as of the date
         made;

                  (e) The occurrence of any event (including, without limitation, a change in the financial condition, business, or operations of Borrower for any reason whatsoever) that materially and adversely affects the ability of Borrower to perform any of its obligations under the Loan Documents;

                  (f) Borrower (1) is unable or admits in writing its inability to pay its monetary obligations as they become due, (2) makes a general assignment for the benefit of creditors, or (3) applies for, consents to, or acquiesces in, the appointment of a trustee, receiver, or other custodian for Borrower or the property of Borrower or any part thereof, or in the absence of such application, consent, or acquiescence, a trustee,

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         receiver,  or other custodian is appointed for Borrower or the property of Borrower or any part thereof, and such appointment is not discharged within sixty (60) days;

                  (g) Commencement of any case under the Bankruptcy Code, Title 11 of the United States Code, or commencement of any other bankruptcy arrangement, reorganization, receivership, custodianship, or similar proceeding under any federal, state, or foreign law by or against Borrower and with respect to any such case or proceeding that is involuntary, such case or proceeding is not dismissed with prejudice within sixty (60) days of the filing thereof;

                  (h) Any litigation or proceeding is commenced before any governmental authority against or affecting Borrower or the property of Borrower or any part thereof and such litigation or proceeding is not defended diligently and in good faith by Borrower;

                  (i) All or any part of the property of Borrower is attached, levied upon, or otherwise seized by legal process, and such attachment, levy, or seizure is not quashed, stayed, or released within twenty (20) days of the date thereof;

                  (j) The occurrence of any Event of Default, as such term is defined in any other Loan Document.

         7. PROCEEDS. If an Event of Default shall occur, and be continuing, (a) all proceeds received by Borrower consisting of cash, checks and other near-cash items shall be held by Borrower in trust for Lender, segregated from other funds of Borrower, and shall, forthwith upon receipt by Borrower, be turned over to Lender in the exact form received by Borrower (duly endorsed by Borrower to Lender, if required), and (b) any and all such proceeds received by Lender (whether from Borrower or otherwise) may, in the sole discretion of Lender, be held by Lender as collateral security for, and/or then or at any time thereafter may be applied by Lender against the Obligations (whether matured or unmatured), such application to be in such order as Lender shall elect. Any balance of such proceeds remaining after the Obligations shall have been paid in full shall be paid over to Borrower or to whomever may be lawfully entitled to receive the same.

         8. REMEDIES. If an Event of Default shall occur and be continuing, Lender may exercise, in addition to all other rights and remedies granted to it in this Agreement, all rights and remedies of a secured party under the Code. Borrower shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Obligations and the reasonable fees and disbursements of any attorneys employed by Lender to collect such deficiency.

         9. LIMITATION ON DUTIES REGARDING PRESERVATION OF COLLATERAL. Lender's sole duty with respect to the custody and safekeeping of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as Lender deals with similar property for its own account. Neither Lender

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nor any of its  directors,  officers,  employees  or agents  shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of Borrower or otherwise.

         10. POWERS COUPLED WITH AN INTEREST. All authorizations and agencies herein contained with respect to the Collateral are irrevocable and powers coupled with an interest; provided that such authorizations and agencies shall terminate upon the repayment of the principal amount of, and accrued interest on, the Note and the payment of all other Obligations.

         11. SEVERABILITY. In the event any provision of this Agreement is found to be unenforceable or invalid, such provision shall be severable from this Agreement if it is capable of being identified with and apportioned to reciprocal consideration or to the extent that it is a provision which is not essential and the absence of which would not have prevented the parties from entering into this Agreement. The unenforceability or invalidity of a provision which has been performed shall not be grounds for invalidation of this Agreement under circumstances in which the true controversy between the parties does not involve such provision.

         12. PARAGRAPH HEADINGS. The paragraph headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

         13. WAIVER; CUMULATIVE REMEDIES. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by Borrower and Lender. Lender shall not by any act (except by a written instrument pursuant to this paragraph 13), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided at law or in equity.

         14. NOTICES. Notices by Lender to Borrower may be given by mail, by telex or by facsimile transmission, addressed or transmitted to Borrower at its address or transmission number set forth under its signature below and shall be effective (a) in the case of mail, three (3) days after deposit in the postal system, registered or certified mail, postage pre-paid, and (b) in the case of telex or facsimile notices, when received.

         15. ASSIGNMENT. Borrower shall not assign its rights or delegate its duties hereunder without the prior written consent of Lender.

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         16.  SUCCESSORS AND ASSIGNS;  GOVERNING  LAW. This  Agreement  shall be binding upon the successors and assigns of Borrower and shall inure to the benefit of Lender and its successors and assigns. This Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of California, and each of the parties hereto hereby consents to the jurisdiction of the state and federal courts located in the State of California as having exclusive jurisdiction to any disputes arising under this Agreement or the Note and to service of process by mail, or as otherwise provided in the Federal Rules of Civil Procedure in such state.



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         IN WITNESS  WHEREOF,  the parties have caused this Agreement to be duly executed and delivered as of the date first above written.

                                    BORROWER:

                                    COM TECH INTERNATIONAL CORPORATION


                                    By:_________________________________
                                    Its:________________________________

                                    LENDER:

                                    SAGE RESOURCES, INC.


                                    By: ____________________________________
                                    Its:____________________________________

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